UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2021

Orion Office REIT Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40873	87-1656425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2325 E. Camelback Road, Floor 8, Phoenix, Arizona	85016
(Address of Principal Executive Offices)	(Zip code)
(602) 698-1002
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
•
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01	ONL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.   Other Events
Orion Office REIT Inc. (the “Company”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on October 4, 2021 (as amended, the “Registration Statement”), relating to the distribution of outstanding shares of common stock of the Company (the “Distribution”) by Realty Income Corporation (“Realty Income”). The Distribution is expected to occur on November 12, 2021, subject to the satisfaction or waiver of the conditions of the Mergers and the Distribution, following the closing of the mergers by and among VEREIT Inc. (“VEREIT”), VEREIT Operating Partnership, L.P., Realty Income and certain wholly owned subsidiaries of Realty Income (the “Mergers”). Following the effective time of the Mergers, Realty Income will effect a reorganization pursuant to which Realty Income will separate certain assets from the remainder of the combined businesses (the “Separation”). Following the Separation and the Distribution, the Company will be an independent, publicly traded real estate investment trust.
On October 22, 2021, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Mergers, the Separation and the Distribution and provides important information regarding the Company’s business and management. The final information statement, dated October 22, 2021 (the “Information Statement”), is attached hereto as Exhibit 99.1. On October 25, 2021, Realty Income commenced mailing of the Information Statement to Realty Income stockholders.
As further described in the Information Statement, subject to the satisfaction or waiver of the conditions of the Mergers and the Distribution, the Distribution is expected to occur on November 12, 2021, following the closing of the Mergers by way of a pro rata special dividend to Realty Income stockholders, who will include legacy VEREIT common stockholders, in each case, who are holders of record of Realty Income common stock as of the record date. Holders of shares of Realty Income common stock as of the record date will be entitled to receive one share of the Company’s common stock for every ten shares of Realty Income common stock held by such stockholder. The record date for the Distribution as of the close of business on November 2, 2021, the record date of the Distribution.
Although we expect that a limited market, commonly known as a “when-issued” trading market, will develop approximately one week before the record date for the Distribution, the Company’s common stock is expected to begin trading “regular way” on the New York Stock Exchange under the ticker symbol “ONL” on November 15, 2021, the first trading day following completion of the Distribution.
Item 9.01.   Financial Statements and Exhibits.
(d)
Exhibits

Exhibit No.	Description
99.1	Information Statement of Orion Office REIT Inc. dated October 22, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 25, 2021	ORION OFFICE REIT INC.
By: /s/ Michelle Bushore Michelle Bushore Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX
Exhibit No.	Description
99.1	Information Statement of Orion Office REIT Inc., dated October 22, 2021.